EXHIBIT 99.1

Leading Group, an Insurance Channel Specialist in China, to be Publicly Listed through a Merger with Healthcare AI Acquisition Corp. (NASDAQ: HAIA)

BEIJING, China and NEW YORK NY, August 15, 2024 – Leading Group Limited (“LEADING”), a licensed digital insurance broker operating in the Insurance Services segment in China as an Insurance Channel Specialist, and Healthcare AI Acquisition Corp. (“HAIA”) (NASDAQ: HAIA), a publicly-traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) where HAIA and LEADING will enter a series of merger transactions (the “Proposed Transaction”) resulting in LEADING as the surviving entity of the combined entity (the "Combined Company"). Upon consummation of the merger, the parties intend to list the Combined Company on the Nasdaq Stock Market (“Nasdaq”). The Combined Company will continue to be led by LEADING’s experienced senior management team.

LEADING’s digital insurance brokerage license and integrated marketing services helps insurance carriers to target and acquire customers at greater scale to achieve enhanced premium sales growth. The services provided by LEADING provides insurance carriers with sales channel visibility and development whilst enabling individuals and corporate policy holders to have the benefit of tailored solutions.

Management Commentary

“The HAIA team has worked diligently with LEADING to agree on the terms of the Proposed Transaction.  We are excited about the contemplated Nasdaq listing which will provide LEADING with a platform for growth capital and investor participation in one of the world’s largest evolving insurance markets,”  said Mr. Ross Benson, the Chairman of LEADING. “LEADING has an online pedigree with a strong partner and sales channel network. As a B2B participant in the insurance services market, the China market provides a landscape with significant growth potential.”

“We are proud to be a partner of LEADING. The signing of the Business Combination Agreement represents a positive step forward” said Mr. Jiande Chen, the Chief Executive Officer and Chairman of HAIA. “We believe that LEADING is well positioned to grow as an Insurance Channel Specialist by providing digital insurance brokerage and tailored solutions to its business partners. We are delighted to support LEADING in its transition to a public company. We are encouraged by the dedication of the LEADING senior management team to achieve a successful transaction and to their commitment in growing the business in what we believe is a rapidly expanding China market for Insurance Services.”

Transaction Overview

The Proposed Transaction values LEADING at approximately US$430 million. HAIA and LEADING intend to raise an additional private placement financing of $50 million (“Additional Financing”). Upon closing of the Proposed Transaction, LEADING’s shareholders will retain a majority of the outstanding shares of the Combined Company and LEADING will designate a majority of the directors for the Combined Company board of directors.

LEADING expects to use the proceeds from the Proposed Transaction to accelerate the organic growth trajectory of the business in the China market.

The Proposed Transaction, which has been unanimously approved by the boards of directors of both LEADING and HAIA, is expected to be completed in the fourth quarter of 2024, subject to, among other things, approval by the shareholders of LEADING and HAIA, and the satisfaction (or waiver, as applicable) of the other customary closing conditions, including the receipt of certain regulatory approvals.

Additional information about the Proposed Transaction, including a copy of the Business Combination Agreement, will be filed by HAIA on a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

Loeb & Loeb LLP is serving as legal counsel to HAIA. King & Wood Mallesons is serving as the PRC legal counsel to HAIA. Maples and Calder (Hong Kong) LLP is serving as Cayman Islands legal advisor to HAIA.

Hogan Lovells is serving as international legal advisor to LEADING. Jincheng Tongda & Neal Law Firm is serving as the PRC legal counsel to LEADING. Harney Westwood & Riegels is serving as Cayman Islands legal advisor to LEADNG.

About LEADING

LEADING is an insurance channel specialist operating in the China insurance services segment. LEADING’s online insurance brokerage service supplemented with integrated marketing services helps insurance carriers target and acquire customers at greater scale which results in increased premium sales. LEADING’s value proposition also provides channel partners the ability to expand their value proposition whilst providing professional risk management for individual and corporate policyholders.

About HAIA

HAIA is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the Proposed Transaction, a registration statement on Form F-4 (the “Registration Statement”) will be filed with the SEC, which will include a preliminary proxy statement/prospectus of HAIA (a “Proxy Statement/Prospectus”). After the Registration Statement is filed and declared effective, a definitive Proxy Statement/Prospectus will be mailed to HAIA’s shareholders as of a record date to be established for voting on the Business Combination, in connection with HAIA’s solicitation for proxies for the vote by HAIA’s shareholders in connection with the Proposed Transaction and the other matters as described in the therein.

Before making any voting or other investment decisions, securityholders of HAIA and other interested persons are advised to read, when available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus and any other documents filed in connection with the Proposed Transaction, as these materials will contain important information about HAIA, LEADING, the Combined Company and the Proposed Transaction.  Shareholders may also obtain a copy of the preliminary and definitive Proxy Statement/Prospectus to be included in the Registration Statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

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INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbour” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, LEADING’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, HAIA’s and LEADING’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of HAIA’s and LEADING’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of HAIA and LEADING believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of HAIA and LEADING cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the Proxy Statement/Prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed with the SEC, and other documents that may be filed by the Combined Company or HAIA from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither HAIA nor LEADING can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from HAIA’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by HAIA’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed with the SEC and those included under the heading “Risk Factors” in HAIA’s Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the SEC. There may be additional risks that neither HAIA nor LEADING  presently know or that HAIA and LEADING currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of HAIA and LEADING as of the date of this press release. Subsequent events and developments may cause those views to change. However, while HAIA and LEADING may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of HAIA or LEADING as of any date subsequent to the date of this press release. Except as may be required by law, neither HAIA nor LEADING undertakes any duty to update these forward-looking statements.

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Participants in the Solicitation

HAIA, LEADING and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HAIA’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HAIA’s shareholders in connection with the Proposed Transaction will be set forth in the Proxy Statement/Prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of HAIA, LEADING or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts:

HAIA:

Xiaocheng Peng

seanpeng@haia-corp.com

LEADING:

Ross Kenneth Benson

rbenson@investorlink.com.au

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